                                   EXHIBIT 24

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 15th day of February, 1996.


                                             Bobby Joe Cudd, Director
                                          ------------------------------
                                             Bobby Joe Cudd, Director

Witness:


Joyce Hamilton
---------------------

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 6th day of February, 1996.


                                             James A. Lane, Jr., Director
                                          ----------------------------------
                                             James A. Lane, Jr., Director

Witness:


   Vicky Weaver
---------------------

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 6th day of February, 1996.


                                             Wilton Looney, Director
                                          ----------------------------------
                                             Wilton Looney, Director
Witness:


   Norma Cook
---------------------

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 7th day of March, 1996.


                                        Charles R. Patterson, Jr., Director
                                     -----------------------------------------
                                        Charles R. Patterson, Jr., Director
Witness:


Anne Hamilton Abouchar
-------------------------

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 7th day of February, 1996.


                                        Gary W. Rollins, Director
                                     -------------------------------
                                        Gary W. Rollins, Director
Witness:


Anne Hamilton Abouchar
-------------------------

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 7th day of February, 1996.


                                        John W. Rollins, Director
                                     -------------------------------
                                        John W. Rollins, Director
Witness:


      Cindy Alfano
-------------------------

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 7th day of February, 1996.


                                          Henry B. Tippie, Director
                                     ---------------------------------
                                          Henry B. Tippie, Director
Witness:


      Linda M. Potts
-------------------------

                                POWER OF ATTORNEY

          Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 8th day of February, 1996.


                                          John B. Williams, Director
                                     ---------------------------------
                                          John B. Williams, Director
Witness:


     Mary H. Walden
-------------------------